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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                              --------------------------

                                       FORM 8-K
                              --------------------------

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  January 20, 1998

                       CORPORATE OFFICE PROPERTIES TRUST, INC.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)

    Minnesota                        0-20047              41-1691930
    ---------                        -------              ----------
(State or other jurisdiction       (Commission         (IRS Employer
of incorporation)                  File Number)        Identification
                                                            Number)

                             One Logan Square, Suite 1105
                          Philadelphia, Pennsylvania  19103
                          ---------------------------------
                 (Address of principal executive offices) (Zip Code)

                                    (215) 567-1800
                                    --------------
                 (Registrant's telephone number, including area code)

                               Royale Investments, Inc.
                               ------------------------
            (Former name or former address, if changed since last report)


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Item 5.  Other Events                                                   Form 8-K
                                                                January 20, 1998

          Subsequent to the change in certifying accountant by Corporate Office Properties Trust, Inc. ("Company") from Lurie, Besikof, Lapidus, & Co., LLP to Coopers and Lybrand, L.L.P. ("Coopers") as reported in the Company's Form 8-K dated November 6, 1997, Coopers was engaged by the Company to re-audit the Company's historical financial statements as of December 31, 1996 and 1995 and for the years ended December 31, 1996, 1995 and 1994. The report of Coopers is not qualified or modified as to any matter and, except for disclosures of certain subsequent events, there were no changes to the Company's previously filed report under Item 7 on 1996 Form 10-KSB.

          Financial statements and the independent accountants' report thereon required by this Item are being filed as an Exhibit to this report.


Item 7. Financial Statements and Exhibits

           (c)  Exhibits

Exhibit Number      Description
--------------      -----------

99.1 Audited balance sheets of the Company as of December 31, 1996 and 1995, and the related statements of income, changes in stockholders' equity and cash flow for each of the years in the three-year period ended December 31, 1996.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              CORPORATE OFFICE PROPERTIES TRUST, INC.

                              BY:  /s/ Thomas D. Cassel
                                   --------------------
                                   Thomas D. Cassel
                                   Vice President Finance
Dated: January 20, 1998


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